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                             GRANT OF REGISTRATION RIGHTS


     Lamonts Apparel, Inc., a Delaware corporation as reorganized pursuant to Chapter 11, Title 11 of the United States Code (the "Company"), hereby grants to each Holder (as hereinafter defined), effective as of the Effective Date (as defined in the Plan of Reorganization of the Company (the "Plan"), as confirmed by order of the United States Bankruptcy Court for the Western District of Washington) the registration rights provided for herein.

     SECTION 1.     DEFINITIONS.

     As used herein, the following terms shall have the following meanings:

     "ADVICE" has the meaning set forth in Section 5.

     "AFFILIATE" means, with respect to any specified Person, any other Person who, directly or indirectly through one or more intermediaries, (a) controls, is controlled by, or is under common control with such specified Person, (b) serves as trustee or in a similar fiduciary capacity for such specified Person or
(c) acts as investment manager or adviser for such specified person.

     "BUSINESS DAY" means any day other than a day on which banks are authorized or required to be closed in the State of New York.

     "CLASS A/B HOLDER" means each holder of a Class 4 Claim and/or a Class 5 Interest under the Plan which, together with its Affiliates, directly or indirectly, beneficially owns in excess of ten percent (10%) of the issued and outstanding shares of Common Stock on the Effective Date, and "CLASS A/B HOLDERS" shall refer to all such Persons collectively.

     "CLASS C HOLDER" means Specialty Investment I LLC.

     "CLASS A WARRANTS" means the Class A Warrants to purchase Common Stock issued to Class A/B Holders in accordance with the Plan.

     "CLASS B WARRANTS" means the Class B Warrants to purchase Common Stock issued to Class A/B Holders in accordance with the Plan.


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     "CLASS C WARRANTS" means the Class C Warrants to purchase Common Stock issued to the Class C Holder in accordance with the Plan.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON SHARES" means the shares of Common Stock held by the Holders.

     "COMMON STOCK" means the Class A Common Stock, par value $0.01 per share, of the Company.

     "COMPANY" has the meaning set forth in the first paragraph hereof and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

     "CONTROLLING PERSONS" has the meaning set forth in Section 8(a).

     "EFFECTIVE DATE" has the meaning set forth in the first paragraph.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "HOLDER" means (a) the Class A/B Holders, (b) the Class C Holder and
(c) each Person to whom any such holder transfers Registrable Securities if either (i) after giving effect to such transfer such Person (together with its Affiliates and together with any Persons who are members of a "group" (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder) with such Person), directly or indirectly, beneficially owns ten percent (10%) or more of the issued and outstanding shares of Common Stock as of the date of such transfer, or (ii) such Person has not met with respect to such Registrable Securities the holding period requirement of Rule 144(k) promulgated under the Securities Act (or any successor provision).

     "HOLDERS' COUNSEL" means (a) in the case of the Class A/B Holders, Goodwin, Procter & Hoar or any successor counsel selected from time to time by holders of a majority in interest of Registrable Securities then outstanding and beneficially owned by the Class A/B Holders and (b) in the case of the Class C Holder, Goulston & Storrs or any successor counsel selected from time to time by the Class C Holder; PROVIDED that, for any successor counsel under either clause
(a) or (b) immediately above to be deemed "Holders' Counsel" for purposes of this Grant of Registration Rights, the


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Company shall have received written notice from the relevant Holders specifying the identity and address of any such successor counsel.

     "INSPECTORS" has the meaning set forth in Section 4(m).

     "LOCK-UP REQUEST" has the meaning set forth in Section 10.

     "NASD" has the meaning set forth in Section 4(q).

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "PIGGY-BACK REGISTRATION" has the meaning set forth in Section 3(a).

     "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "QUALIFIED INVESTOR" means a Person who, pursuant to a transaction approved by the Company's Board of Directors (including a majority of the disinterested directors) acquires Common Stock (or securities convertible into Common Stock) representing at least thirty-five percent (35%) of the Common Stock issued and outstanding immediately following such transaction.

     "RECORDS" has the meaning set forth in Section 4(m).

     "REGISTRABLE SECURITIES" means, collectively, the Common Shares, the Warrants and the Warrant Shares until such time as such Registrable Securities are held by a Person who (a) (together with its Affiliates and together with any Persons who are members of a "group" (within the meaning of Section 13 of the Exchange Act and the rules and regulations promulgated thereunder) with such Person), directly or indirectly, beneficially owns less than ten percent (10%) of the issued and outstanding shares of



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Common Stock and (b) has met with respect to such Registrable Securities the holding period requirement of Rule 144(k) promulgated under the Securities Act or any successor provision.

     "REGISTRATION EXPENSES" has the meaning set forth in Section 7.

     "REGISTRATION STATEMENT" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Grant of Registration Rights (including any Shelf Registration Statement), and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "RULE 144A" has the meaning set forth in Section 9(b).

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "SHELF REGISTRATION" has the meaning set forth in Section 2(a).

     "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section 2(a).

     "SUSPENSION NOTICE" has the meaning set forth in Section 5.

     "SUSPENSION PERIOD" has the meaning set forth in Section 5.

     "TARGET EFFECTIVE DATE" means the date forty-five (45) days after the Effective Date.

     "TARGET EFFECTIVE PERIOD" has the meaning set forth in Section 2(a).

     "WARRANTS" means, collectively, the Class A Warrants, the Class B Warrants and the Class C Warrants.

     "WARRANT SHARES" means the shares of Common Stock issuable upon the exercise of the Warrants held by the Holders.


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

     SECTION 2.  SHELF REGISTRATION.

     (a) FILING; EFFECTIVENESS. If, as of the Target Effective Date, a shelf registration statement (the "Shelf Registration Statement") on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (or such successor rule or similar provision then in effect) covering all of the Registrable Securities (a "Shelf Registration") is not effective or the effectiveness thereof has been suspended, then the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be effective as soon as practicable. Once the Shelf Registration Statement is effective, the Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period (the "Target Effective Period") ending on the date on which no Registrable Securities are outstanding. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by the registration form used by the Company for such Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or as reasonably requested (which request shall result in the filing of a supplement or amendment if required) by any Holder of Registrable Securities to which such Shelf Registration Statement relates, but only to the extent such request relates to information with respect to such Holder, and the Company agrees to furnish to each Holder, Holders' Counsel and any managing underwriter copies of any such supplement or amendment. The Holders shall be permitted to withdraw all or any part of the Registrable Securities from a Shelf Registration Statement no later than 10 Business Days prior to the expected effective date of such Shelf Registration Statement.

     (b)  LIQUIDATED DAMAGES.

          (i) If the Shelf Registration Statement has not been filed or is filed but has not become effective (other than as a result of the action or inaction of any Holder) on or before the Target Effective Date, the Company shall pay liquidated damages to each Holder in an amount equal to $.10 per 500 Common Shares of (or in the case of any Warrant, per 500 Warrant Shares) per week beginning on the Target Effective Date. If the ineffectiveness of the Shelf Registration Statement shall not have been cured within 90 days after the Target Effective Date, the weekly liquidated damages shall increase to $.20 per 500 Common Shares (or in the case of any Warrant, per 500 Warrant Shares). If the ineffectiveness of the Shelf Registration Statement shall not have been cured within 180 days after the Target Effective Date, the weekly liquidated damages


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     shall increase to $.30 per 500 Common Shares (or in the case of any
     Warrant, per 500 Warrant Shares).

          (ii) If during the Target Effective Period a stop order is imposed, for any other reason the effectiveness of the Shelf Registration Statement is suspended or there is a Suspension Period exceeding the length of time permitted by Section 5 hereof or not otherwise permitted by Section 5 hereof, then the Company shall pay liquidated damages to each Holder in an amount equal to $.10 per 500 Common Shares (or in the case of any Warrant, per 500 Warrant Shares) per week beginning on the date of such stop order, the date of such other suspension of effectiveness or the date on which such Suspension Period failed to comply with Section 5 hereof, as the case may be. If the stop order, other suspension of effectiveness of the Shelf Registration Statement or excessive or impermissible Suspension Period shall not have been cured within 90 days after such stop order was imposed, the effectiveness of such Shelf Registration Statement was otherwise suspended or the Suspension Period failed to comply with Section 5 hereof, as the case may be, the weekly liquidated damages shall increase to $.20 per 500 Common Shares (or in the case of any Warrant, per 500 Warrant Shares). If the stop order, other suspension of effectiveness of the Shelf Registration Statement or excessive or impermissible Suspension Period shall not have been cured within 180 days after such stop order was imposed, the effectiveness of such Shelf Registration Statement was otherwise suspended or the Suspension Period failed to comply with
     Section 5 hereof, as the case may be, the weekly liquidated damages shall increase to per 500 Common Shares (or in the case of any Warrant, $.30 per 500 Warrant Shares).

          (iii)  The liquidated damages to be paid to Holders pursuant to this
     Section 2(b) shall begin to accrue on the date on which such liquidated damages are triggered as set forth above occurs and shall cease to accrue on (A) the day after the Shelf Registration Statement is declared effective, (B) the day after the reinstatement of effectiveness of the Shelf Registration Statement or (C) the day after any excessive or impermissible Suspension Period ends, as the case may be.

          (iv) The Registrable Securities with respect to which liquidated damages shall accrue and be payable in accordance with this Section 2(b) shall be those Registrable Securities held by the Holders which are included or proposed to be included in the Shelf Registration Statement and which have not


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

     been sold prior to the occurrence of the event triggering such liquidated damages. The Company shall pay the liquidated damages due with respect to any Registrable Securities at the end of each week during which such damages accrue. Liquidated damages shall be paid to the Holders of Registrable Securities entitled to receive such liquidated damages by wire transfer in immediately available funds to the accounts designated in writing by such Holders or by check, if not so designated.

          (v) The parties hereto agree that the liquidated damages provided for in this Section 2(b) constitute a reasonable estimate of the damages that will be suffered by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be declared effective and/or remain effective, in accordance with this Grant of Registration Rights.

     (c) EFFECTIVE REGISTRATION. A registration will not be deemed to have been effected as a Shelf Registration unless the Shelf Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Grant of Registration Rights with respect thereto. If a Shelf Registration is deemed not to have been effected (other than as a result of the action or inaction of any Holder), then the Company shall continue to be obligated to effect a Shelf Registration pursuant to this Section 2.

     (d) SELECTION OF UNDERWRITER. If the Holders so elect, the offering of Registrable Securities pursuant to a Shelf Registration Statement shall be in the form of an underwritten offering. If they so elect, the Holders participating in such Shelf Registration Statement shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering; provided that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld.

     SECTION 3.  PIGGY-BACK REGISTRATION.

     (a) REQUEST FOR REGISTRATION. Each time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of equity security (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), and the form of registration statement to be used permits the


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registration of Registrable Securities, then the Company shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as reasonably practicable (but in no event less than 30 days before the anticipated effective date), and such notice shall offer such Holders the opportunity to register such Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) within 20 days after the date such notice is received by such Holder from the Company (a "Piggy-Back Registration"). The Company shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on substantially the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 3 by giving written notice to the Company of such withdrawal no later than 10 Business Days prior to the anticipated effective date. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall give prompt notice of such withdrawal to the Holders of Registrable Securities requested to be included in such Piggy-Back Registration.

     (b) REDUCTION OF OFFERING. If the managing underwriter or underwriters of an underwritten offering with respect to which Piggy-Back Registration has been requested as provided in Section 3(a) hereof shall have informed the Company, in writing, that in the opinion of such underwriter or underwriters the total number of shares which the Company, Holders of Registrable Securities and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering (including without limitation any material decrease in the proposed public offering price), then the number of shares to be offered for the account of all Persons (other than the Company and any executive officers of the Company) participating in such registration shall be reduced or limited (to zero if necessary) PRO RATA in proportion to the respective number of shares requested to be registered by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters; provided that if such registration is being effected pursuant to the exercise of demand registration rights by a Qualified Investor, then the number of shares to be offered for the account of all Persons (other than the Qualified Investor, the Company and any executive officers of the Company) participating in such registration shall be reduced or limited (to zero if


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necessary) PRO RATA in proportion to the respective number of shares requested to be registered by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters.

     No registration effected under this Section 3, and no failure to effect a registration under this Section 3 shall relieve the Company of its obligation to effect a Shelf Registration pursuant to Section 2 hereof. No failure to effect a registration under this Section 3 and to complete the sale of Registrable Securities in connection therewith shall relieve the Company of any other obligation under this Grant of Registration Rights, including without limitation, the Company's obligations under Sections 7 and 8 hereof.

     SECTION 4.  REGISTRATION PROCEDURES.

     In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Grant of Registration Rights, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as reasonably practicable, and in connection therewith:

     (a) Prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, excluding for purposes of this Section 4(a) documents incorporated by reference after the initial filing of the Registration Statement, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statement (the "Selling Holders"), Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least 10 Business Days prior thereto, which documents will be subject to the reasonable review of such Holders' Counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Selling Holders of at least a majority in interest of the Registrable Securities (the "Objecting Party") shall reasonably object pursuant to notice given to the Company prior to the filing of such amendment or supplement (the "Objection Notice") and no later than 5 Business Days after receipt of the documents to which the Objection Notice relates. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the reasonable satisfaction of the Objecting Party, and will notify each


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Selling Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the Prospectus;

     (c) The Company shall promptly furnish to any Holder and the underwriters, if any, without charge, such reasonable number of conformed copies of each Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Holder.

     (d) The Company shall, (i) on or prior to the date on which a Registration Statement is declared effective, use its reasonable best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder, Holders' Counsel or underwriter requests; (ii) do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition of such Registrable Securities owned by such Holder; and (iii) use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective in accordance with the provisions of this Grant of Registration Rights; PROVIDED, HOWEVER, that the Company shall not be required (x) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 4(d) or (y) to file any general consent to service of process.


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     (e)  The Company shall cause the Registrable Securities covered by a
Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary by virtue of the business and operations of the Company to enable the Holders to consummate the disposition of such Registrable Securities.

     (f) The Company shall promptly notify each Holder, Holders' Counsel and any underwriter in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (g) The Company shall make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days (90 days in the event it relates to a fiscal year) after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

     (h) The Company shall promptly use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.


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     (i)  The Company shall, if requested by the managing underwriter or underwriters, if any, Holders' Counsel, or any Holder promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters reasonably requests, or Holders' Counsel reasonably requests, to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment.

     (j) The Company shall, as promptly as practicable after filing with the Commission any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Holders.

     (k) The Company shall cooperate with the Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may reasonably request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

     (l) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may reasonably request in order to expedite or facilitate the disposition of Registrable Securities.

     (m) The Company shall promptly make available to each Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration

Statement; PROVIDED that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this paragraph if (1) the Company believes, after consultation with counsel for the Company and Holders' Counsel, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (2) either (i) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (ii) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions reasonably acceptable to the Company; and PROVIDED, FURTHER that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

     (n) In the case of any underwritten public offering, the Company shall furnish to each Holder and to each underwriter a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing underwriter therefor reasonably requests.

     (o) The Company shall, on or prior to the effective date of any Registration Statement, cause the Common Stock to be authorized for quotation and/or listing, as applicable, on either (i) the New York Stock Exchange,
(ii) the American Stock Exchange, (iii) the National Market System of the NASDAQ Stock Market or (iv) in the event that the Common Stock is not, following the exercise of reasonable best efforts by the Company, eligible for listing on any exchange or quotation system described in the preceding clauses (i), (ii) and
(iii), such other exchange or quotation system for which the Common Stock is eligible for listing as a majority in interest of the Holders may approve, which approval shall not be unreasonably withheld.

     (p) The Company shall provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement.

     (q) The Company shall cooperate with each Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

     (r) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     (s) The Company shall appoint a transfer agent and registrar for all the shares of Common Stock covered by a Registration Statement not later than the effective date of such Registration Statement.

     (t) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in customary efforts to sell the securities under the offering, including without limitation, participating in "road shows."

     SECTION 5.  SUSPENSION PERIOD.

     In the case of a Shelf Registration Statement, each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 4(f)(v), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Shelf Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(f) or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; PROVIDED, HOWEVER, that (w) the Company shall not give a Suspension Notice until after the Shelf Registration Statement has been declared effective, (x) the Company shall not give more than two Suspension Notices during any period of twelve consecutive months, (y) in no event shall the period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 4(f) (the "Suspension Period") exceed 45 days and (z) in no event shall the aggregate length of all Suspension Periods during any period of twelve consecutive months exceed 60 days. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its reasonable best efforts and take such actions as are reasonably necessary to end the Suspension Period as promptly as practicable and
(ii) immediately following expiration of the Suspension Period, the Company shall, to the extent necessary, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION 6.  HOLDER INFORMATION.

     If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right, to the extent permitted by law, to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Holder.

     SECTION 7.  REGISTRATION EXPENSES.

     Any and all expenses incident to the Company's performance of or compliance with this Grant of Registration Rights, including without limitation all Commission and securities exchange, NASDAQ or NASD registration and filing fees, all fees and reasonable expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of one counsel for all underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all reasonable expenses for word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Grant of Registration Rights, the fees and expenses incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any special audit or comfort letters) Securities Act liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, the reasonable fees and disbursements of Holders' Counsel (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not the Registration Statement to which such expenses relate becomes effective; PROVIDED, HOWEVER, that Registration Expenses shall not include underwriting fees, discounts or commissions attributable to the sale or disposition of Registrable Securities.

     SECTION 8.  INDEMNIFICATION AND CONTRIBUTION.

     (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Holder, together with the partners, officers, directors, trustees, stockholders, employees and agents of such controlling Person (collectively, the "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any reasonable legal or other fees and expenses actually incurred in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Damages") to which such Holder, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and any such Controlling Person may become subject under the Securities Act, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission based upon information relating to such Holder furnished in writing to the Company by such Holder (or by a Person authorized to provide such information on behalf of such Holder) expressly for use therein.

     (b) INDEMNIFICATION BY THE HOLDERS. Each Holder agrees, severally and not jointly, to indemnify and hold harmless to the fullest extent permitted by law the Company, its directors, officers, stockholders, employees, agents, attorneys, and investment advisers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Company, together with its Controlling Persons, from and against all Damages to which the Company and any Controlling Persons may become subject under the Securities Act insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act (including all documents incorporated therein by reference), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, to the extent, but only to the extent that such Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission based upon information relating to such Holder furnished in writing to the Company by such Holder (or by a Person authorized to provide such information on behalf of such Holder) expressly for inclusion therein; PROVIDED, HOWEVER, that such selling Holder shall not be liable in any such case to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by such selling Holder to the Company expressly for such purpose.

     (c) INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the reasonable fees and disbursements of such counsel relating to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or parties, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or parties and any indemnifying party or an Affiliate of such indemnified party or parties or of any indemnifying party, (B) there may be one or more legal defenses available to such indemnified party or parties or such Affiliate of such indemnified party or parties that are different from or additional to those available to any indemnifying party or such Affiliate of any indemnifying party and (C) such indemnified party or parties shall have been advised by such counsel that there may exist a legal conflict of interest between or among such indemnified party or parties or such Affiliate of such indemnified party or parties and any indemnifying party or such Affiliate of any indemnifying party, in which case, if such indemnified party or parties notifies the indemnifying party or parties in writing that it elects to employ separate counsel of its choice at the reasonable expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the indemnifying parties, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for such indemnified party or parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which will not be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party or parties from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent (which will not be unreasonably withheld) of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party, and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     (d) CONTRIBUTION. To the extent that the indemnification provided for in paragraph (a) or (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission. Each Holder's obligation to contribute pursuant to this Section 8(d) is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint.

     If indemnification is available under paragraph (a) or (b) of this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8(d).

     The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 8 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     SECTION 9.  RULE 144 AND RULE 144A.

     (a) RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     (b) RULE 144A. Upon the request of any Holder, the Company shall deliver to such holder within 20 days following receipt by the Company of such request, the information required by Section (d)(4) of Rule 144A under the Securities Act, as such rule may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission ("Rule 144A"), and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations or the exemptions provided by Rule 144A. All information shall be "reasonably current" as defined in Rule 144A.

     SECTION 10. MISCELLANEOUS.

     (a) AMENDMENTS AND WAIVERS. The provisions of this Grant of Registration Rights, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of a majority in interest of the Registrable Securities then outstanding.

     (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid or courier to any Holder, at such Holder's address as set forth in the Company's books or, if to the Company, to Lamonts Apparel, Inc., 12413 Willows Road N.E., Kirkland, WA 98034 (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; and on the next business day if timely delivered to a courier guaranteeing overnight delivery.

     (c) SUCCESSORS AND ASSIGNS. This Grant of Registration Rights shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities. If any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Grant of Registration Rights, and by taking and holding such Registrable Securities such person shall be entitled to receive the benefits hereof.

     (d) HEADINGS. The headings in this Grant of Registration Rights are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (e) GOVERNING LAW. This Grant of Registration Rights shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     (f) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     (g) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Grant of Registration Rights or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees and expenses in addition to any other available remedy.

     (h) FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Grant of Registration Rights and the transactions contemplated hereby.

     (i) REMEDIES. Except as provided in Section 2 hereof with respect to liquidated damages, in the event of a breach or a threatened breach by the Company of its obligations under this Grant of Registration Rights, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Grant of Registration Rights or to injunctive relief, in addition to being entitled to exercise all rights granted by law. Except as otherwise provided in Section 2 hereof with respect to liquidated damages, the parties agree that the provisions of this Grant of Registration Rights shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, is inadequate and that any objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

     (j) REGISTRATION RIGHTS TO OTHERS. The Company shall not provide to any holder of its securities (other than a Qualified Investor) registration rights with respect to the registration of such securities under the Securities Act; provided that the Company may grant "piggyback" registration rights which are not senior in priority to the rights of Holders of Registrable Securities pursuant to Section 3 hereof.

     (k) LIMITATION OF LIABILITY. The Company hereby acknowledges and agrees that the obligations of this Grant of Registration Rights are not binding upon any of the partners, trustees, officers, employees, beneficiaries or shareholders of any Holder individually, but are binding only upon the assets and property of such Holder. The Company agrees that no beneficiary, employee, shareholder, trustee or officer of any Holder may be held personally liable or responsible for any obligations of such Holder arising out of this Grant of Registration Rights. With respect to obligations of any such Holder arising out of this Grant of Registration Rights, the Company shall look for payment or satisfaction of any claim solely to the assets and property of such Holder.
With respect to any Holder which is a portfolio of a Massachusetts business trust, the Company is expressly put on notice that the rights and obligations of each series of shares of such Holder under its Declaration of Trust are separate and distinct from those of any and all other series. Each Holder hereby acknowledges and agrees that the obligations of the Company under this Grant of Registration Rights are not binding upon any of the directors, employees, officers or shareholders of the Company individually, and that no such person may be held personally liable or responsible for any obligations of the Company arising out of this Grant of Registration Rights.

     SECTION 11. BINDING ARBITRATION.

     Any dispute arising out of or relating to this Grant of Registration Rights shall be finally settled by arbitration pursuant to the JAMS/ENDISPUTE Comprehensive Arbitrators Rules and Procedures then in effect (the "Rules"), as modified by this Section 11. Within fifteen (15) Business Days following the request of any party to submit a dispute to arbitration, the parties shall select a retired judge or other neutral third party mutually acceptable to the parties to serve as the sole arbitrator of the dispute. In the event the parties are unable to select a mutually acceptable arbitrator within such fifteen day period, the JAMS/ENDISPUTE administrator (the "Administrator") shall select the arbitrator. Each arbitrator selected hereunder will disclose to each party any conflict of interest or potential conflict of interest and, if any such conflict or potential conflict exists, the Administrator shall, unless otherwise agreed to by the parties, select a different arbitrator. The parties will be bound by the arbitrator's determination(s), which will constitute a final, binding and non-appealable adjudication on the merits. The arbitration shall be conducted in the State of Washington at a location to be determined by the arbitrator. The prevailing party(ies) in any arbitration hereunder will be entitled to recover all costs, including reasonable attorneys' fees, charges and disbursements from the opposing party(ies). Judgment on any arbitration award may be entered in any court having jurisdiction. It is the intent of the parties that the arbitration be conducted and the dispute resolved in as expeditious a manner as reasonably possible consistent with the Rules.

          IN WITNESS WHEREOF, the parties hereto have executed this Grant of Registration Rights as of January 31, 1998.


                                   LAMONTS APPAREL, INC.


                                By: /s/ Alan R. Schlesinger
                                   ----------------------------------------
                                   Name: Alan R. Schlesinger
                                   Title: Chairman of the Board, President
                                          and Chief Executive Officer

                              FIDELITY CAPITAL & INCOME FUND



                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              SPARTAN HIGH INCOME FUND


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              VARIABLE INSURANCE PRODUCTS FUND:
                              HIGH INCOME PORTFOLIO


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              FIDELITY ADVISOR HIGH YIELD FUND


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              FIDELITY ASSET MANAGER


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              FIDELITY PURITAN FUND


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              FIDELITY ASSET MANAGER:  GROWTH


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              VARIABLE INSURANCE PRODUCTS FUND
                              II:  ASSET MANAGER PORTFOLIO


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              FIDELITY MAGELLAN FUND


                              By: /s/ Leonard M. Rush
                                 ------------------------------------------
                                 Name: Leonard M. Rush
                                 Title: Assistant Treasurer

                              MELON BANK, N.A., as Trustee for

                              GENERAL MOTORS EMPLOYEES DOMESTIC
                              GROUP PENSION TRUST


                              By: /s/ Jennifer Colon
                                 ------------------------------------------
                                 Name: Jennifer Colon
                                 Title: Manager

                              FIDELITY GLOBAL ASSET ALLOCATION
                              FUND


                              By: /s/ Richard A. Silver
                                 ------------------------------------------
                                 Name: Richard A. Silver
                                 Title: Treasurer

                              FIDELITY HIGH YIELD BOND COLLECTIVE TRUST

                              By:  Fidelity Management Trust Company, Trustee


                              By: /s/ John P. O'Reilly, Jr.
                                 ------------------------------------------
                                 Name: John P. O'Reilly, Jr.
                                 Title: Executive Vice President

                              NORTHERN TRUST AS TRUSTEE FOR:

                              Illinois State Board of Investments


                              By: /s/ Yvonne Broomfield
                                 ------------------------------------------
                                 Name: Yvonne Broomfield
                                 Title: Trust Officer

                              NORTHERN TRUST AS TRUSTEE FOR:

                              Illinois Municipal Retirement Fund Master Trust


                              By: /s/ Yvonne Broomfield
                                 ------------------------------------------
                                 Name: Yvonne Broomfield
                                 Title: Trust Officer

                              STATE STREET BANK AND TRUST AS
                              CUSTODIAN FOR

                              Pension Reserves Investment Management Board

                              By: Catamaran & Co., by State Street Bank &
                                  Trust Co.

                              By: /s/ Diane Intravaia
                                 ------------------------------------------
                                 Name: Diane Intravaia
                                 Title: Custody Clerk

                              SPECIALTY INVESTMENT I LLC


                              By: /s/ Alan R. Goldstein
                                 ------------------------------------------
                                 Name: Alan R. Goldstein
                                 Title: Chief Financial Officer and
                                        Executive Vice Presisdent